Q2 2023 Financial Results August 14, 2023

Forward-Looking Statements Certain statements made in this presentation are “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as “estimates,” “projects,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “would,” “should,” “future,” “propose,” “target,” “goal,” “objective,” “outlook” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of Fathom Digital Manufacturing Corporation (“Fathom”) that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the inability to recognize the anticipated benefits of our business combination with Altimar Acquisition Corp. II; changes in general economic conditions, including as a result of the COVID-19 pandemic or any future outbreaks of other highly infectious or contagious disease; the implementation of our optimization plan could result in greater costs and fewer benefits than we anticipate; the outcome of litigation related to or arising out of the business combination, or any adverse developments therein or delays or costs resulting therefrom; the ability to meet the New York Stock Exchange’s listing standards following the consummation of the business combination; costs related to the business combination and additional factors discussed in Fathom’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the Securities and Exchange Commission (the “SEC”) on April 7, 2023, as amended on May 1, 2023, as well as Fathom’s other filings with the SEC. If any of the risks described above materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by our forward-looking statements. There may be additional risks that Fathom does not presently know or that Fathom currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Fathom’s expectations, plans or forecasts of future events and views as of the date of this presentation. These forward-looking statements should not be relied upon as representing Fathom’s assessments as of any date subsequent to the date of this presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Fathom undertakes no obligation to update or revise any forward-looking statements made by management or on its behalf whether as a result of future developments, subsequent events or circumstances or otherwise, except as required by law. Non-GAAP Information This presentation includes Adjusted Net Income, Adjusted EBITDA and Adjusted EBITDA margin, which are non-GAAP financial measures that we use to supplement our results presented in accordance with U.S. GAAP. We believe Adjusted Net Income, Adjusted EBITDA and Adjusted EBITDA margin are useful in evaluating our operating performance, as they are similar to measures reported by our public competitors and regularly used by security analysts, institutional investors and other interested parties in analyzing operating performance and prospects. Adjusted Net Income, Adjusted EBITDA and Adjusted EBITDA margin are not intended to be a substitute for any U.S. GAAP financial measure and, as calculated, may not be comparable to other similarly titled measures of performance of other companies in other industries or within the same industry. We define and calculate Adjusted Net Income as net income (loss) before the impact of any change in the estimated fair value of the company’s warrants or earnout shares, tax receivable agreement liability, optimization plan expenses, goodwill impairment, stock-based compensation, and certain other non-cash and non-core items, as described in the reconciliation included in the appendix to this presentation. We define and calculate Adjusted EBITDA as net income (loss) before the impact of interest income or expense, income tax expense and depreciation and amortization, and further adjusted for the following items: change in the estimated fair value of the company’s warrants or earnout shares, tax receivable agreement liability, optimization plan expenses, goodwill impairment, stock-based compensation, and certain other non-cash and non-core items, as described in the reconciliation included in the appendix to this presentation. Adjusted EBITDA excludes certain expenses that are required in accordance with U.S. GAAP because they are non-recurring (for example, in the case of optimization plan expenses), non-cash (for example, in the case of depreciation, amortization, goodwill impairment, and stock-based compensation) or are not related to our underlying business performance (for example, in the case of interest income and expense). Adjusted EBITDA margin represents Adjusted EBITDA divided by total revenue. We include these non-GAAP financial measures because they are used by management to evaluate Fathom’s core operating performance and trends and to make strategic decisions regarding the allocation of capital and new investments. Information reconciling forward-looking Adjusted EBITDA to GAAP financial measures is unavailable to Fathom without unreasonable effort. The company is not able to provide reconciliations of forward-looking Adjusted EBITDA to GAAP financial measures because certain items required for such reconciliations are outside of Fathom's control and/or cannot be reasonably predicted, such as the provision for income taxes. Preparation of such reconciliations would require a forward-looking balance sheet, statement of income and statement of cash flow, prepared in accordance with GAAP, and such forward-looking financial statements are unavailable to Fathom without unreasonable effort. Fathom provides a range for its Adjusted EBITDA forecast that it believes will be achieved, however it cannot accurately predict all the components of the Adjusted EBITDA calculation. Fathom provides an Adjusted EBITDA forecast because it believes that Adjusted EBITDA, when viewed with the company's results under GAAP, provides useful information for the reasons noted above. However, Adjusted EBITDA is not a measure of financial performance or liquidity under GAAP and, accordingly, should not be considered as an alternative to net income or cash flow from operating activities as an indicator of operating performance or liquidity. Disclaimers

Q2 2022 Highlights 1 Adjusted EBITDA is a non-GAAP financial measure. Reconciliations of non-GAAP financial measures are included in the Appendix. Total Orders: $38.0 million Revenue: $34.5 million Adjusted EBITDA1: $4.8 million Fathom’s Q2 results were consistent with expectations driven by increasing momentum for new orders and continued execution of the company’s optimization plan

Key Recent Business Wins Customer / Industry Order Size Technologies $1.2 million CNC machining $1.8 million Injection molding and cast urethane $1.8 million Injection molding and additive manufacturing $1.7 million Sheet metal and CNC machining $760K Additive manufacturing Medical technology provider Global semiconductor company Electric vehicle manufacturer Global leader in mobile robotics 1 2 3 4 5 6 Market leader in nanotechnology Global technology company $2.5 million Managed services agreement

Q2 2023 Revenue Q2 2023 revenue declined 17.9%, reflecting ongoing softness in macro environment Focus remains on growing strategic accounts by leveraging Fathom’s comprehensive capabilities and deep technical expertise, providing a differentiated customer experience Fathom’s strategic accounts have demonstrated continued growth since going public

Q2 2023 Adjusted EBITDA1 1 Adjusted EBITDA is a non-GAAP financial measure. Reconciliation of GAAP net income (loss) to Adjusted EBITDA is included in the Appendix. 2 Adjusted EBITDA margin represents Adjusted EBITDA divided by total revenue. Q2 performance reflects lower volume leverage, partially offset by reduced cost structure Realized Q2 cost savings of ~$4.3 million, bringing the cumulative amount to ~$9.5 million SG&A as percentage of sales declined to 27.4% in Q2 2023 due to restructuring efforts Q2 2023 Adjusted EBITDA margin2 of 14.0% improved 230 basis points sequentially

Liquidity and Cash Flow Availability Liquidity ($ in millions) 6/30/2023 Term debt $118.8 Secured revolving credit facility $42.0 Gross debt $160.8 Cash and cash equivalents $10.7 Net debt $150.1 Undrawn revolver commitments $8.0 Available liquidity $18.7 Cash Flow Summary ($ in millions) Q2 2023 Net cash provided by operations $1.7 Capital expenditures $1.1 Free operating cash flow $0.6 Available liquidity totaled $18.7 million as of 6/30/2023 Net debt was $150.1 million as of 6/30/2023 Net cash provided by operations totaled $1.7 million in Q2 2023 Capital expenditures lowered to $1.1 million in Q2 2023 Free operating cash flow totaled $0.6 million in Q2 2023

Financial Guidance 1 Source: Fathom’s third quarter 2023 forecast, as of August 14, 2023, reflects management projections and macroeconomic outlook. 2 Adjusted EBITDA is a non-GAAP financial measures. See Appendix for historical reconciliation of GAAP net income (loss) to Adjusted EBITDA. ($ in millions) Current Outlook1 Revenue $31.5 - $33.5 Adjusted EBITDA2 $3.5 - $4.5 Third Quarter 2023 Forecast

Summary Q2 results reflect positive momentum for new orders, up ~10% on a sequential basis   1 2 4 5 3 Ongoing execution of optimization plan led to sequential improvement in profitability Fathom is poised to capitalize on increased scalability as market conditions improve Maintain focus on increasing financial flexibility and improving capital structure Positive long-term fundamentals remain intact despite near-term macro headwinds

Appendix

Income Statement Three Months Ended Six Months Ended June 30, 2023 June 30, 2022 June 30, 2023 June 30, 2022     Revenue $ 34,474   $ 41,985 $ 69,481   $ 82,526 Cost of revenue 23,940   26,437 47,002   54,981 Gross profit 10,534   15,548 22,479   27,545 Operating expenses     Selling, general, and administrative 9,445   11,617 20,217   26,381 Depreciation and amortization 4,643   4,452 9,218   8,968 Restructuring 1,406   - 2,056   - Total operating expenses 15,494   16,069 31,491   35,349 Operating loss (4,960)   (521) (9,012)   (7,804) Interest expense and other (income) expense     Interest expense 3,959   1,858 7,429   3,332 Other expense 65   129 138   195 Other income (1,784)   (36,108) (8,103)   (63,223) Total interest expense and other (income) expense, net 2,240   (34,121) (536)   (59,696) Net income (loss) before income tax $ (7,200)   $ 33,601 $ (8,476)   $ 51,892 Income tax (benefit) expense 64   (683) 119   (1,386) Net income (loss) $ (7,264)   $ 34,284 $ (8,595)   $ 53,278                       Weighted average Class A common shares outstanding     Basic 69,703,407   52,259,885 68,382,896   51,530,961 Diluted 136,302,053   135,524,773 136,213,635   135,305,168

Revenue By Product Line                             Three Months Ended   Six Months Ended   ($ in thousands) 6/30/2023 % Revenue 6/30/2022 % Revenue % Change   6/30/2023 % Revenue 6/30/2022 % Revenue % Change   Revenue By Product Line                         Additive manufacturing $3,287 9.5% $4,410 10.5% -25.5%   $6,875 9.9% $8,559 10.4% -19.7%   Injection molding $6,064 17.6% $7,093 16.9% -14.5%   $10,743 15.5% $13,908 16.9% -22.8%   CNC machining $13,240 38.4% $14,584 34.7% -9.2%   $27,470 39.5% $27,910 33.8% -1.6%   Precision sheet metal $10,164 29.5% $14,751 35.1% -31.1%   $20,547 29.6% $29,434 35.7% -30.2%   Other revenue $1,719 5.0% $1,147 2.7% 49.9%   $3,846 5.5% $2,715 3.3% 41.7%   Total $34,474 100.0% $41,985 100.0% -17.9%   $69,481 100.0% $82,526 100.0% -15.8%

Reconciliation of GAAP Net Income (Loss) to Adjusted Net Income (Loss) 1 Represents the impacts from the change in fair value related to the earnout shares liability, the warrant liability and the tax receivable agreement associated with the business combination completed on December 23, 2021; 2 Represents adjustments for other integration, non-recurring, non-operating, cash, and non-cash costs related primarily to integration costs for acquisitions and severance. Three Months Ended Six Months Ended June 30, 2023 June 30, 2022 June 30, 2023 June 30, 2022 Net (loss) income $ (7,264) $ 34,284 $ (8,595) $ 53,278 Stock compensation 1,239 1,796 2,332 3,926 Inventory step-up amortization - - - 3,241 Restructuring expense 1,406 - 2,056 - Change in fair value of warrant liability(1) (400) (12,500) (2,180) (20,600) Change in fair value of earnout share liabilities(1) (1,115) (22,930) (5,945) (41,900) Change in fair value of tax receivable agreement(1) (250) (200) 50 (200) Integration, non-recurring, non-operating, cash, and non-cash costs(2) 715 1,047 1,111 2,951 Adjusted net loss $ (5,669) $ 1,497 $ (11,171) $ 696

Reconciliation of GAAP Net Income (Loss) to Adjusted EBITDA 1 Represents the impacts from the change in fair value related to the earnout shares liability, the warrant liability and the tax receivable agreement associated with the business combination completed on December 23, 2021; 2 Represents adjustments for other integration, non-recurring, non-operating, cash, and non-cash costs related primarily to integration costs for acquisitions and severance. Three Months Ended Six Months Ended June 30, 2023 June 30, 2022 June 30, 2023 June 30, 2022 Net income (loss) $ (7,264) $ 34,284 $ (8,595) $ 53,278 Depreciation and amortization 6,465 5,996 12,543 12,204 Interest expense, net 3,959 1,858 7,429 3,332 Income tax expense (benefit) 64 (378) 119 (1,386) Stock compensation 1,239 1,796 2,332 3,926 Inventory step-up amortization - - - 3,241 Restructuring expense 1,406 - 2,056 - Change in fair value of warrant liability(1) (400) (12,500) (2,180) (20,600) Change in fair value of earnout shares liability(1) (1,115) (22,930) (5,945) (41,900) Change in fair value of tax receivable agreement(1) (250) (200) 50 (200) Integration, non-recurring, non-operating, cash, and non-cash costs(2) 715 1,047 1,111 2,951 Adjusted EBITDA $ 4,819 $ 8,973 $ 8,920 $ 14,846